Howard Weil Energy Conference April 4, 2005 Bill Barrett, CEO

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Registration Statement on Form S-1 and Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward-Looking Statements" section of the Registration Statement and Form 10-K. Forward-Looking Statements

Corporate Office: Denver, Colorado Founded 2002 IPO December 9, 2004; NYSE symbol BBG 140 employees Technical staff includes: 12 Geologists 4 Geophysicists 16 Petroleum Engineers 6 Landmen 2 Environmental/Regulatory Specialists Bill Barrett Corporation Summary Information

Williston Piceance Powder River Uinta Wind River 6 6 21 17 41 Investment In Our Asset Base December 2004 Production (MMcfe/d) Williston 6 Piceance 6 Powder River 21 Uinta 17 Wind River 41 Production (MMcfe/d) 2002 2002 2003 2003 2004 Drilling 23.7 30.7 47 71.7 91 Mar 2002 Dec 2002 June 2003 Dec 2003 Dec 2004 24 31 47 73 91 63% Compounded Annually Record Of Growth 2002 2002 2003 2003 2004 Drilling 58 130 159 204 292 Mar 2002 Dec 2002 June 2003 Dec 2003 Dec 2004 292 130 58 204 159 Net Proved Reserves (Bcfe) 80% Compounded Annually Reserve Replacement (Percent) 2003: 565% 2004: 378%

Net Undeveloped Acres Record Of Growth East 46 160 667 765 939 Mar 2002 Dec 2002 Dec 2003 June 2004 173% Compounded Annually Mar 2005 939 765 667 160 46 1,600,000+ Gross 939,000+ Net (thousands)

Wind River Powder River-CBM Williston Other Piceance Uinta 56 20 9 5 120 66 Piceance 44% Uinta 24% Wind River 20% Powder River CBM 7% Development Exploration Acreage G&G Other Facilities 211.3 27.8 7.8 5.1 2.4 21.6 Exploration 10% Development 76% 2005 Capex $276 MM Williston 3% Other 2% Other 1% Facilities 8% Acreage 3% G&G 2%

Pure Rockies exploration and production company focused primarily on natural gas Extensive multi-year development drilling inventory Exposure to multiple high impact, high return exploration plays Heavily weighted towards unconventional projects: low risk, repeatable, long life, large reserve size Utilize cutting-edge technology Achieved strong production and reserve growth Strong balance sheet positioned for growth Experienced management team and technical staff with demonstrated exploration expertise Key Investment Highlights

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin Big George CBM Horizontal Oil Key Areas of Operation Key Take-Away Points 12 core producing/ development areas 24 exploration projects 369 wells in 2005 Conventional Biogenic Gas, Fractured Shale, Conventional Oil Basin Centered Tight Gas Gas Prone Area Oil Prone Area Project Area Conventional Conventional Tight Gas Sandstone, CBM Basin Centered Tight Gas, Conventional Oil Fractured Shale

Grand White River Uplift SCALE: 1 Township = 36 sq mi Rifle, CO 10 MMcfe/d Net Production (Feb. 2005 ) 22,101 Gross / 17,187 Net Acres (Mar. 2005) 89 Bcfe Est. Proved Reserves (Dec. 31, 2004) $120 MM Capex 2005 (95 Wells, 12 re-completes) Piceance Basin Basin Centered Gas Project - Gibson Gulch Hogback Grand Valley 233 Bcfe 130 MMcfed Rulison 275 Bcfe 128 MMcfed Parachute 139 Bcfe 88 MMcfed Mamm Creek 259 Bcfe 271 MMcfed Divide Creek 65 Bcfe 2 MMcfed Barrett Acreage Gas Producing Area Pipeline CIG 16" Questar GVGS Northwest Gibson Gulch COLORADO Piceance Basin

Bill Barrett Corporation

Gibson Gulch, Piceance Basin

Basin Centered Gas Project
10-Acre Density Approved January 10, 2005



Piceance Basin
COLORADO
Silt
Grand Hogback
Gibson Gulch Unit
Barrett Exploratory Wells
Mamm Creek Field 271 MMcfed
Barrett Acreage
Gas Producing Area
Joint Ownership Areas
Gibson Gulch Unit
Barrett Wells
Mesaverde Structure
Scale: 640 ac = 1 Mile
(with 10 ac grid)

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Piceance	Gibson Gulch	D on-going 95 well program			(5-6 rigs)		
			E 2 wells	★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

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San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT 16 MMcfe/d Net Production (Feb. 2005) 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $66 MM Capex 2005 (23 Wells, 6 re-completes) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

E = Exploratory wells D = Development wells = Key information/results available 3D = 3D seismic survey SCALE 1 Township = 36 sq mi Barrett Acreage Gas Well Oil Producers San Arroyo 381 Bcfe Hill Creek WI 37.5 - 75% Trend Garmesa Uinta Basin Drilling BBC #1-6NHC 3.5 MMcfe/d BBC #3-6NHC 10 MMcfe/d Garmesa Project West Tavaputs 8,217 Net Undeveloped Acres 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Tumbleweed D Uinta Cedar Camp E 2 wells E 3D DRILLING SCHEDULE Cedar Camp 16 sq mi 3D WI 37.5 - 80% Tumbleweed 20 sq mi 3D WI 38.66% WOCT Cedar Mountain 2 Bcf & 5 Bcf

E = Exploratory wells D = Development wells = Key information/results available 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA W. Tavaputs E Uinta Scale: 640 ac = 1 Mile (with 40 ac grid) West Tavaputs Project Barrett Acreage Seismic Option Acreage Gas Well 2005 Location 3-D Seismic Outlines Existing Pipelines Proposed Pipelines Getty Deep Well (1980) Tested: Dakota 315 Mcf Entrada 1,800 Mcf 83 Sq Mile 3-D Survey WOC WOC Deep Test WOC Completing Deep Well (1967) 46,702 gross, 42,355 net acres 100% WI, 83% avg. NRI $52 MM 2005 capex 18 wells, 6 recompletions 6 Mcfe/d net production (Feb. 2005) 94 mile gathering system Uinta Basin DRILLING SCHEDULE D 17 wells

Bill Barrett Corporation

Lake Canyon / Brundage Canyon Basin Centered Project

- 278,995 Gross / 200,566 Net Acres (Mar. 2005)


Altamont/Bluebell
Key Well 14-1 Marsing (1975)
4,000' gas saturated
Mesaverde section
Duchesne
Lake Canyon
Structural Level of Natural Buttes
Brundage Canyon
Planned 57 sq mi 3D Seismic Survey
Shallow Green River locations
Temporarily Abandoned
SCALE
1 Township
= 36 sq mi
Barrett Acreage
Mesaverde Penetrations
Oil Producers
Pipelines
Faults

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Uinta	Mesaverde	E ★	3D	3D	E ★		
	Green River		E 2 wells	★			

E = Exploratory wells
D = Development wells
★ = Key information/results available
3D = 3D seismic survey

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World Class Structure Multiple Pay Horizons Multiple Drilling Inventories in Each Field Waltman Arch East-West Seismic Profile 15+ miles West East 15,000' Mesaverde 6000' uplift Lance Cody Frontier Muddy Tensleep Basement Fort Union THRUST WALTMAN ARCH Up Down Meeteetse Raderville

Bill Barrett Corporation

Waltman Arch

Wind River Basin

- Large contiguous acreage position with 375 miles of 3D

Development Program

- $29 MM 2005 Capex (12 wells, 2 recompletes)
- 153,126 gross, 75,496 net acres 38% HBP/HBU
- 75-100% WI

Exploratory Joint venture program

- 6 identified plays


WYOMING
Wind River Basin
Thrust
Arch
Waltman
West
East
Cave Gulch
Waltman Bullfrog
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
E-W Seismic Profile
0
6
Scale in Miles

- Barrett Acreage
- Structural Axes
- Thrust Faults
- Gas Productive Area
- Oil Productive Area

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Waltman Arch	Joint Venture	E	★	Start 18-well Expl. program			
	Development	D	12-well Dev. program		★		

E = Exploratory wells
D = Development wells
★ = Key information/results available

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Bill Barrett Corporation

Wind River - Basin Centered Gas Project

Talon and East Madden


WYOMING
Wind River Basin

- 262,060 Gross and 93,199 Net Acres


Owl
Creek
Thrust
Madden
3+ Tcfe
Hitchcock
Draw
16,600' Test
EAST
MADDEN 3-D
BBC WI 37.5%
Fault
Yates Riverbank Unit
BBC WI 44%
BBC Talon Unit
BBC WI 44-64%
Frenchie Draw
100+ Bcfe
Thrust
TALON
Testing
Testing
Area of New Ft. Union
and Lance Production
Lance Basin - Centered Gas Play
Waltman Arch
Barrett Acreage
Gas Well
Faults
Yates Mahoney Unit
BBC WI 44-100%

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Wind River	Talon	E 9 well program		★			
	East Madden	E	★				

E = Exploratory wells
D = Development wells
★ = Key information/results available

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Bill Barrett Corporation

Powder River Basin – Coal Bed Methane

- 40 Bcfe Est. Proved Reserves, 201 Bcfe P3 Reserves (Dec. 31 2004)
- $20 MM 2005 Capex (250 Big George wells)
- 23 MMcfe/d Net Production (Feb. 2005)
- 47,290 Net Undeveloped Acres (Mar. 2005)



MT
Powder River Basin
WY



Barrett Acreage
Gas Producing Area
WYODAK PLAY
BIG GEORGE PLAY
Amos Draw
Gillette, WY
Cat Creek
DeadHorse
Willow Creek
Tuit
Palmtree
Porcupine
Fort Union Outcrop
Fort Union Outcrop
SCALE
1 Township
= 36 sq mi

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Powder River		On-going 250 well program					★

E = Exploratory wells
D = Development wells
★ = Key information/results available

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Williston Basin - Horizontal Technology Play Predominantly Fee Lands Oil Component 31 Bcfe Est. Proved Reserves (Dec. 31, 2004) Development Program $9 MM 2005 Capex (6 wells, 1 re-entry) 7 MMcfe/d Net Production (Feb. 2005) 191,400 Gross / 120,855 Net / 113,403 Net Undeveloped Acres (Mar. 2005) Exploratory Joint Venture Program 7 wells Barrett Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Red River "B" Oil Saturation Area Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Indian Hills Madison Play Target-Red Bank Madison Play Red Bank Extension Madison Play Mondak Bakken Play

Target/Red Bank/Red Bank Extension Williston Basin, Montana & North Dakota Scale: 640 ac = 1 Mile (with 40 ac grid) Target 85 -100% WI Red Bank Extension 65 -100% WI Red Bank 90 -100% WI M O N T A N A N. D A K O T A IP: 200 Bopd Horizontal Technology Play Multi-Pay Potential IP: 300 Bopd IP: 70 Bopd IP: 70 Bopd Total leasehold 78,284 gross, 61,858 net acres E = Exploratory wells D = Development wells = Key information/results available 2005 2006 Q1 Q2 Q3 Q4 Q1 Q2 D 4 wells Williston Target/Red Bank E 4 wells DRILLING SCHEDULE BASIN AREA Barrett Acreage Oil Well Barrett Operated Well Barrett 2005 Dev. Location Horizontal Well

Bill Barrett Corporation

Indian Hills

Williston Basin, North Dakota

Total leasehold 11,662 gross, 6,854 net acres



IP: 125 Bopd
Drilling
35 - 75% WI
Horizontal Madison Potential
Barrett Acreage
Oil Well
Barrett Operated Well
Horizontal Well
Scale: 640 ac = 1 Mile
(with 40 ac grid)

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Williston	Indian Hills	D	E	★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

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Bill Barrett Corporation

Mondak Bakken Play

Williston Basin, Montana & North Dakota
Total leasehold 9,563 gross, 6,086 net acres



Nance Bakken
Discovery
250 Bopd
Barrett
6 locations
22% WI
Barrett
9 locations
100% WI
$580/ac.
$1,792/ac.
$750/ac.
Burlington
locations
$310/ac.
$710/ac.
$825/ac.
$910/ac.
Bakken
Trend
MONTANA
N. DAKOTA
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Barrett Acreage
Recent BLM Sale
Oil Well
Horizontal Well

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Williston	Mondak			E possible 6-8 wells			

E = Exploratory wells
D = Development wells
★ = Key information/results available

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Redwater Bakken Play Williston Basin, Montana Bakken Trend Scale: 640 ac = 1 Mile (with 40 ac grid) Barrett 95 - 100% WI 35 potential locations 10 million barrel target Barrett Exploratory Location Total leasehold 20,862 gross, 20,279 net acres E = Exploratory wells D = Development wells = Key information/results available 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Redwater E Williston DRILLING SCHEDULE Barrett Acreage Oil Well Horizontal Well

Bill Barrett Corporation

Grand River

Williston Basin, North & South Dakota

Total leasehold 22,998 gross, 17,397 net acres


Horizontal
Red River "B"
producer
75 - 100% WI
NORTH DAKOTA
SOUTH DAKOTA
High potential
Red River "B" zone
Horizontal Exploration
Trend
Barrett
Horizontal
Exploratory
Location
Barrett Acreage
Oil Well
Red River B Show Well
Horizontal Well
Scale: 640 ac = 1 Mile
(with 40 ac grid)

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Williston	Grand River			E ★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

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Bill Barrett Corporation

Tri-State, DJ Basin

- 367,426 Gross and 173,011 Net Undeveloped Acres
- Predominantly Fee (Year-round Drilling)
- Excellent access to pipeline infrastructure
- Explore applying horizontal technology
- 226 miles 2D Proprietary & 755 mile licensed 2D
- 24 sq. miles 3D Seismic
- 530 miles 2D Seismic planned for 2005
- 90 sq. miles 3D follow-up (dependent on 2D results)



WY
NE
DJ Basin
Tri-State Project
CO
KS
COLORADO
NEBRASKA
KANSAS
Cherry Creek
EUR: 15 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
St. Francis
Beecher Island
EUR: 130 Bcfe
Niobrara
Celia
2,613 MBbls
Pennsylvanian
Bonny
EUR: 79 Bcfe
Niobrara
3D outline
Goodland
0 30
Scale in Miles
Burlington
Goodland
EUR: 13 Bcfe
Niobrara
Barrett Acreage
Oil Field
Gas Field
Exploration Fairway

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
DJ	Tri-State	E 2 wells	2D ★	2D	3D ★		

E = Exploratory wells
D = Development wells
★ = Key information/results available
2D or 3D = seismic survey

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Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin San Juan Basin Rocky Mountain Basin Centered Gas Basin Centered Gas Gas Prone Area Oil Prone Area

Bill Barrett Corporation

Big Horn Basin

Basin Centered Gas Project

- 93,224 Net Undeveloped Acres
- Long-term Acreage
- Prolific Hydrocarbon System
- Multiple "Giant" Fields
- Large Un-drilled Region
- Targeting Basin Centered Gas


Elk Basin
613 MMbo
454 Bcfe
Frannie
140 MMbo
Byron and Garland
336 MMbo
170 Bcfe
Big Horn Mtns
Area of Basin Centered Gas Play
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMbo
300 Bcfe
Torchlight
Frits
Manderson
Dobie Creek
5 Mile
Worland
566 Bcfe
Little Buffalo
167 MMbo
149 Bcfe
Cottonwood Ck
60 MMbo
45 Bcfe
Grass Creek
120 MMbo
SCALE
1 Township
= 36 sq mi


Big Horn Basin
WYOMING

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Big Horn				2D	2D	E	★

E = Exploratory wells
D = Development wells
★ = Key information/results available
2D or 3D = seismic survey

27

Bill Barrett Corporation

Extensive Development Inventory

- Diversified portfolio – geographically and geologically
- 12 core producing/development areas
- 95 MMcfe/d net production (Feb. 2005)
- 292 Bcfe proved reserves at YE 2004
- 1.2 Tcfe P3 reserves
- 2,258 gross un-risked P3 drilling locations
- 7 year drilling inventory
- Large WI, range 38-100%, majority 94+%


Red Bank/Target
Indian Hills
Harding
Putnam
Nameless
Mondak Bakken
MONTANA
NORTH DAKOTA
Williston Basin
Big Horn Basin
Powder River Basin
SOUTH DAKOTA
CBM
Talon
Wind River Basin
Cave Gulch
Cooper Reservoir
Wallace Creek
Green River Basin
WYOMING
NEBRASKA
DJ Basin
Uinta Basin
West Tavaputs
Gibson Gulch
Denver, CO
UTAH
Hill Creek
Piceance Basin
Cedar Camp
KANSAS
COLORADO
Paradox Basin
Gas Prone Area
Oil Prone Area
Development Project

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Bill Barrett Corporation

Significant Exploration Upside

- 24 exploration projects (≈ 65 prospects) 70% unconventional
- Over 10 Tcfe unrisked potential
- Dominant lease position in high potential areas
- Approximately 800 sq. mi. 3-D seismic coverage
- Budgeted 16 exploration wells in 2005



Williston Basin
NORTH DAKOTA
MONTANA
Madison, Bakken, Red River Horizontal
Big Horn Basin
Powder River Basin
SOUTH DAKOTA
Big Horn
CBM Wyodak, Big George
Talon, East Madden
Wind River Basin
Waltman Arch
6 Projects
Antelope Hollow
Green River Basin
WYOMING
NEBRASKA
Lake Canyon, Brundage Canyon
Uinta Basin
DJ Basin
Tri-State
Hook
Gibson Gulch
Denver, CO
UTAH
Tavaputs
Piceance Basin
KANSAS
COLORADO
Pine Ridge
Paradox Basin
Yellow Jacket

Unrisked Target Size
☆ 50-250 Bcfe (3 areas)
★ 250-500 Bcfe (4 areas) *Note: one area not shown for competitive reasons*
⊛ 500 Bcfe to Multi-Tcfe (8 areas) *Note: one area not shown for competitive reasons*

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